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                                                             EXHIBIT EX-99.j.2.b

                                POWER OF ATTORNEY

     I, Kai Sotorp, President of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

              SIGNATURE                   TITLE            DATE
              ---------                   -----            ----


/s/ Kai Sotorp                          President   September 29, 2006
-------------------------------------
Kai Sotorp

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                                POWER OF ATTORNEY

     I, Thomas Disbrow, Treasurer and Principal Accounting Officer of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Treasurer and Principal Accounting Officer of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

              SIGNATURE                         TITLE                 DATE
              ---------                         -----                 ----


/s/ Thomas Disbrow                           Treasurer and     September 8, 2006
-------------------------------------   Principal Accounting
Thomas Disbrow                                  Officer